Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David J. Surette, the Chief Executive Officer and Chief Financial Officer (Principal Executive, Financial and Accounting Officer) of Solar Park Initiatives, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2010 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 28, 2010	By:	/s/ David J. Surette
David J. Surette
Chief Executive and Financial Officer (Principal Executive, Financial and Accounting Officer)